Virtus Global Allocation Fund (the “Fund”),

a series of Virtus Strategy Trust

Supplement dated September 20, 2024, to the Summary Prospectus and the

Virtus Strategy Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 29, 2024, as supplemented

Important Notice to Investors

Virtus Investment Advisers, Inc. has announced that David Torchia will be retiring and stepping down as a portfolio manager for the Fund effective April 4, 2025. It is expected that Stephen H. Hooker, CFA and Ryan W. Jungk, CFA will be appointed as portfolio managers of the Fund, in January 2025. The Prospectuses and SAI will be updated as appropriate at the time of the changes.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VST 8060 Global Allocation PM Change (9/2024)